Exhibit 10.2

Version 1:

AMENDMENT TO RESTRICTED STOCK AGREEMENT

In accordance with Sections 4.3 and 11.1 of the Unigene Laboratories, Inc. 2006 Stock-Based Incentive Compensation Plan (the “Plan”), the Board of Directors of Unigene Laboratories, Inc. (the “Company”) hereby amends the 2006 Stock-Based Incentive Compensation Plan Restricted Stock Award Agreement by and between you and the Company, dated as of [June 9, 2008] [June 18, 2008] [December 12, 2008] [January 23, 2009] (the “Agreement”), effective with respect to the Agreement as of the “Grant Date” set forth therein. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

In order to ensure that your Restricted Stock is fully and freely transferable once vested, the following provision in the Agreement is hereby deleted: “Once vested, the Restricted Stock will be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partner.”

Instead, the Agreement will provide as follows: “Prior to vesting, the Restricted Stock is not transferable, except, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners.”

Except as specifically set forth and changed herein, the Agreement is reaffirmed and remains unchanged and in full force and effect.

Please sign and return a copy of this amendment to the Vice President of Finance indicating your agreement to the terms of this letter.

Your signature will acknowledge that this letter reflects our final agreement regarding amendment of your Award (as defined in the Agreement), supersedes any prior written or oral agreement, understanding or communication otherwise regarding your Award, that you have received and reviewed the Plan, and that you agree to abide by the applicable terms of these documents.

Very truly yours,

UNIGENE LABORATORIES, INC.

By:	Date:
[ ]
[Title]

The undersigned hereby agrees to the foregoing:

Date:
[ ]

Version 2:

AMENDMENT TO RESTRICTED STOCK AGREEMENTS

In accordance with Sections 4.3 and 11.1 of the Unigene Laboratories, Inc. 2006 Stock-Based Incentive Compensation Plan (the “Plan”), the Board of Directors of Unigene Laboratories, Inc. (the “Company”) hereby amends (i) the 2006 Stock-Based Incentive Compensation Plan Restricted Stock Award Agreement by and between you and the Company, dated as of January 23, 2009 (the “January Agreement”) and (ii) the 2006 Stock-Based Incentive Compensation Plan Restricted Stock Award Agreement by and between you and the Company, dated as of May 1, 2009 (the “May Agreement” and, together with the January Agreement, the “Agreements” and each an “Agreement”), effective with respect to each particular Agreement as of the “Grant Date” set forth in such Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreements.

In order to ensure that your Restricted Stock is fully and freely transferable once vested, the following provision in each Agreement is hereby deleted: “Once vested, the Restricted Stock will be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partner.”

Instead, each Agreement will provide as follows: “Prior to vesting, the Restricted Stock is not transferable, except, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners.”

Except as specifically set forth and changed herein, each Agreement is reaffirmed and remains unchanged and in full force and effect.

Please sign and return a copy of this amendment to the Vice President of Finance indicating your agreement to the terms of this letter.

Your signature will acknowledge that this letter reflects our final agreement regarding amendment of your Awards (as defined in each Agreement), supersedes any prior written or oral agreement, understanding or communication otherwise regarding your Awards, that you have received and reviewed the Plan, and that you agree to abide by the applicable terms of these documents.

Very truly yours,

UNIGENE LABORATORIES, INC.

By:	Date:
[ ]
[Title]

The undersigned hereby agrees to the foregoing:

Date:
[ ]

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